SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (Amendment No. 3)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X ] Preliminary Proxy Statement

[  ] Confidential, For Use of the Commission Only (as permitted by
     Rule 14a-6(e) (2))

[  ] Definitive Proxy Statement

[  ] Definitive Additional materials

[  ] Soliciting Material Under Rule 14a-12

                                  MAXXON, INC.
                     --------------------------------------
                (Name of Registrant as Specified in Its Charter)

       ------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction: (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:
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       (3) Filing Party:
       (4) Date Filed:

                                  MAXXON, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD _______, 2004


To the Shareholders of Maxxon, Inc.,

         You are cordially invited to attend the Annual Meeting of Shareholders (the "Meeting") of Maxxon, Inc., (the "Company") to be held at
_______________________________________, Tulsa, Oklahoma on __________, 2004,
beginning at 10:00 a.m. local time, for the following purposes:

         (1) To elect Gifford Mabie as director to serve until the next annual meeting of shareholders;

         (2) To approve an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of common stock from 75,000,000 to 250,000,000;

         (3) To adopt the 2004 Stock Incentive Plan and to reserve 25,000,000 shares pursuant thereto;

         (4) To ratify the selection of Sutton Robinson Freeman & Co., P.C. as independent auditors for the fiscal year ending December 31, 2004; and

         (5) To transact such other business as may properly come before the Meeting.

         Shareholders of record at the close of business on _______________, 2004 are entitled to notice of and to vote at the Meeting and at any and all adjournments of the Meeting. If you are unable to attend the Meeting in person, you are urged to sign, date and return the enclosed proxy as it is necessary that holders of a majority of the outstanding shares be present in person or by proxy in order to obtain a quorum for the Meeting. The proxy may be returned in the accompanying self-address envelope, which requires no postage if mailed in the United States.

If you plan to attend the Meeting

         Please note that space limitations make it necessary to limit attendance to shareholders only. Admission to the Meeting will be on a first-come, first-served basis. Registration will begin at 9:00 a.m., and seating will begin at 9:30 a.m. Each shareholder will be asked to present valid picture identification, such as a driver's license or passport. Shareholders holding stock in brokerage accounts ("street name" shareholders) will need to bring a copy of a brokerage statement reflecting ownership of Maxxon common stock as of the record date.

                                By order of the Board of Directors,

                                /s/ GIFFORD MABIE
                                --------------------------------------
                                  Gifford Mabie
                                  Chief Executive Officer and Director


Dated:  September 21, 2004

                                  MAXXON, INC.
                            9202 South Toledo Avenue
                              Tulsa, Oklahoma 74137

                             ----------------------

                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                            To Be Held ________, 2004

                             ----------------------

         This Proxy Statement is being furnished to the shareholders of Maxxon, Inc., a Nevada corporation ("Maxxon" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on ___________, 2004 and at any adjournments thereof.

         At the Meeting, shareholders will be asked:

         (1) To elect Gifford Mabie as director to serve until the next annual meeting of shareholders;

         (2) To approve an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of common stock from 75,000,000 to 250,000,000;

         (3) To adopt the 2004 Stock Incentive Plan and to reserve 25,000,000 shares pursuant thereto;

         (4) To ratify the selection of Sutton Robinson Freeman & Co., P.C. as independent auditors for the fiscal year ending December 31, 2004; and

         (5) To transact such other business as may properly come before the Meeting.

         The Board of Directors has fixed the close of business on _____________, 2004 as the record date (the "Record Date") for the determination of the holders of Maxxon common stock, $0.001 par value ("Common Stock"), entitled to notice of and to vote at the Meeting. Each such shareholder will be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing. At the close of business on ___________________, 2004, there were ______________
shares of Common Stock entitled to vote.

         This Proxy Statement and the accompanying form of proxy are first being sent to holders of the Common Stock on or about ____________, 2004.

         The Company is mailing its 2003 Annual Report for the year ended December 31, 2003, including financial statements, simultaneously with this Proxy Statement to all shareholders of record as of the close of business on _________________, 2004. That report does not constitute a part of this proxy solicitation material.

                                   THE MEETING

Date, Time and Place

         The Meeting will be held on _________, at 10:00 a.m. local time, at ____________________________, Tulsa, Oklahoma

Record Date; Shares Outstanding and Entitled to Vote

         Shareholders as of the close of business on _________________, 2004 (the "Record Date") are entitled to notice of and to vote at the Meeting. As of the Record Date, there were _________________shares of Common Stock outstanding and entitled to be voted. Each share of Common Stock entitles its holder to one vote.

Voting Procedures

         Quorum. A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum, which will permit the conduct of business at the Meeting.

         Approval Requirements. All matters, including the election of directors, shall be decided by vote of the majority of the shares represented at the Meeting and entitled to vote on the subject matter.

         Abstentions and Broker Non-votes. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented and entitled to vote at the Meeting. However, abstentions and broker non-votes are not counted in determining the number of shares voted and do not represent a vote either FOR or AGAINST an item of business.

Voting and Revocation of Proxies

         Shareholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. When your Proxy Form is returned properly signed, the Shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed Proxy Form. If your Proxy Form is signed and returned without specifying choices, the Shares will be voted as recommended by the Board of Directors.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

         You can change or revoke your proxy at any time before it is voted at the Meeting by submitting another proxy by mail with a more recent date than that of the proxy first given, or by sending written notice of revocation to our secretary, or by attending the Meeting and voting in person. If your shares are held in "street name", in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

         YOUR VOTE IS IMPORTANT. PLEASE SIGN AND RETURN THE PROXY FORM WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Solicitation and Cost

         The Company will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, the Company's director and employees may solicit proxies from shareholders by telephone, telegram, personal interview or otherwise. The Company's director and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees and fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of shares of Common Stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.

If you plan to attend the Meeting

         Please note that space limitations make it necessary to limit attendance to shareholders only. Admission to the Meeting will be on a first-come, first-served basis. Registration will begin at 9:00 a.m., and seating will begin at 9:30 a.m. Each shareholder will be asked to present valid picture identification, such as a driver's license or passport. Shareholders holding stock in brokerage accounts ("street name" shareholders) will need to bring a copy of a brokerage statement reflecting ownership of Maxxon common stock as of the record date.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTOR

         Gifford Mabie has been nominated to serve as only director until the next annual meeting of shareholders. Mr. Mabie has served the Company as its director and officer without being paid his cash salary since 2002 and without the benefit of director/officer liability insurance coverage. From time to time, Mr. Mabie may receive restricted stock or stock options, the issuance of which is more fully described in "Executive Compensation."

         As the only director, Mr. Mabie has the ability to unilaterally make business decisions on behalf of Maxxon. Maxxon has only one director and there are currently no procedures in place to resolve potential conflicts and evaluate related party transactions that are typically reviewed by independent directors.

         Gifford M. Mabie, age 63, is the sole officer and director of Maxxon. He is a founder of the Company and has served as an officer and director since May 20, 1997. Mr. Mabie is also a director of Lexon, Inc. (OTC: LXXN). From 1982 to 1994, Mr. Mabie was Senior Vice President of CIS Technologies, Inc. (NASD:
CISI), a leading healthcare information company that was purchased by National Data Corporation (NYSE: NDC) in 1996. Mr. Mabie was instrumental in raising over $40 Million in capital that funded acquisitions and new product development. As a result, that company's revenues grew from $105,000 in 1987 to over $40 Million in 1995. Prior to CIS, Mr. Mabie was with Honeywell Information Systems, Inc. and was Corporate Controller with W.B. Dunavant and Company, one of the world's largest cotton brokers. He holds degrees in accounting and economics from Memphis State University and served for eight years in the U.S. Navy.

         Certain Legal Proceedings. Mr. Mabie has not been involved in any of the events that are set forth under Item 401 of Regulation S-B. On December 31, 2002, the Securities and Exchange Commission filed a civil complaint in the Northern District Court of Oklahoma against Maxxon, Mr. Mabie and two company employees. The complaint alleges that from 1997 to 1999, Maxxon and Mr. Mabie made false or misleading statements regarding the Kaufhold syringe, a safety syringe technology that the Company licensed in 1997 and discontinued in late 1999. The complaint also alleges that Maxxon, Mr. Mabie, and employees made false or misleading statements, or failed to disclose information, concerning the status of the Company's application for FDA approval, filed December 10,

2001, of the Rippstein Syringe, a safety syringe technology that the Company licensed in late 1999. The Company, Mr. Mabie and the employees each deny the SEC's claims and are vigorously defending against the claims.

                 The Board recommends a vote FOR Proposal No. 1.


         INFORMATION CONCERNING THE BOARD OF DIRECTORS, BOARD COMMITTEES
                            AND DIRECTOR COMPENSATION

         The Company has no standing audit, nominating and/or compensation committees or committees performing similar functions. The Company presently has only one director who receives no compensation for serving as a director and serves without benefit of director liability insurance coverage. The Company does not anticipate increasing the number of members of the Board until such time as the Company is able to compensate members for serving as a director and to obtain officer/director liability insurance.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

         Gifford Mabie is the Company's only director and executive officer. He is a founder of the Company and has served as an officer and director since May 20, 1997.

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

                                                                   Long Term Compensation
                                                             ------------------------------------
                                 Annual Compensation                  Awards            Payouts
                           --------------------------------- -------------------------- ---------
      Name and                                               Restricted  Securities               All
    Principal                                 Other Annual   Stock       Underlying     LTIP      Other
     Position      Year    Salary(1)  Bonus   Compensation   Awards(2)   Options/SARs   Payouts   Compensation
  --------------- -------- ---------- ------- -------------- ----------- -------------- --------- ------------
  Gifford M.
  Mabie, CEO       2003     $100,000   $-0-       $-0-        $80,000        -0-          $-0-      $-0-
                   2002     $100,000   $-0-       $-0-           $-0-        -0-          $-0-      $-0-

     (1) Mr. Mabie's cash salary for 2003 and 2002 was accrued by the Company but has not been paid to Mr. Mabie as of the date of this filing.

     (2) Represents the fair market value of the 4,000,000 shares of restricted common stock issued to Mr. Mabie on October 1, 2003.



Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values


                                                                  Number of Securities        Value of
                                                                       Underlying           Unexercised
                                                                       Unexercised          In-the-Money
                                                                     Options/SARs at      Options/SARs at
                                    Shares                               FY-End                FY-End
                                  Acquired on                          Exercisable/          Exercisable/
                Name               Exercise      Value Realized       Unexercisable        Unexercisable
      ------------------------- ---------------- ---------------- ---------------------- -------------------
       Gifford M. Mabie, CEO          N/A              N/A             300,000(1)             None (2)

     (1) Options were granted to Mr. Mabie during 1998 at an exercise price of $0.50 per share, the closing price of the Company's common stock on the date of grant. The options expire ten years from the date of grant.

     (2) The closing price of our common stock at December 31, 2003 was $0.06 per share, which was less than the $0.50 per share exercise price of Mr. Mabie's options. Thus the 300,000 options were out-of-the-money.

                               SECTION 16 REPORTS

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and beneficial owners of more than 10% of the outstanding shares of the Company to file with the Securities and Exchange Commission reports regarding changes in their beneficial ownership of shares in the Company. There were no beneficial owners of more than 10% of the outstanding shares of Maxxon, Inc. as of December 31, 2003.

         Based solely on a review of the copies of such reports furnished to the Company and oral representations that no other reports were required, the Company believes that its sole officer and director during fiscal 2003 complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Employment Agreement with Gifford Mabie
---------------------------------------
         On January 3, 2001, the Company entered into a written employment agreement with Gifford Mabie, the Company's sole officer and director (the "Agreement"). On January 3, 2002, the Agreement automatically renewed for two years. The Agreement provides for automatic and continuous renewal for consecutive two-year periods. The Agreement can be ended either by us or by Mr. Mabie upon 30 days' written notice. The Agreement provides for an annual salary of at least $100,000 with an annual salary increase equal to no less than the percentage increase in the Consumer Price Index during the previous calendar year. Mr. Mabie's salary will be accrued by the Company and paid in whole or in part as cash is available. As of June 30, 2004, the Company owed Mr. Mabie $248,333 pursuant to the Agreement. The Company is in default under the terms of the Agreement and there is no assurance that Mr. Mabie will continue to serve the Company without being paid.

         If Mr. Mabie resigns or is terminated for any reason, his accrued and unpaid salary plus severance pay ranging from three (3) months to twenty-four
(24) months, depending on the circumstances of his departure, will be due and payable within 30 days of his resignation or termination. Under the employment agreement, the Company provides certain fringe benefits, including, but not limited to, participation in pension plans, profit-sharing plans, employee stock ownership plans, stock appreciation rights, hospitalization and health insurance, disability and life insurance, paid vacation and sick leave. The Company will reimburse Mr. Mabie for any reasonable and necessary business expenses, including travel and entertainment expenses that are necessary to carry out his duties. Mr. Mabie has the right to participate in other businesses as long as those businesses do not compete with us and so long as he devotes the necessary working time, as determined in his sole discretion, to the Company's business activities.

         Pursuant to the Agreement, the Company will indemnify Mr. Mabie for all legal expenses and liabilities incurred with any proceeding involving him by reason of his being an officer, director, employee or agent of the Company. The Company will pay reasonable attorney fees and expenses as incurred in the event that, in Mr. Mabie's sole judgment, he needs to retain counsel or otherwise expend personal funds for his defense. If there is a change in control, Mr. Mabie has the right to resign. A change in control is defined as a change in the majority of Directors within any twelve month period without 2/3 approval of the shares outstanding and entitled to vote, or a merger where less than 50 percent of the outstanding common stock survives and a majority of the Board of Directors remains, or the sale of substantially all of the Company's assets, or if any other person or group acquires more than 50 percent of the voting capital. The Agreement states he will not compete with us for one-year after he resigns voluntarily or is terminated for cause. If Mr. Mabie is terminated without cause or if he resigns because a change of control has occurred, then the non-compete clause of the Agreement will not be applicable.

         On January 3, 2001, in connection with the Agreement, Mr. Mabie purchased 850,000 shares of Maxxon common stock at $0.15 per share, the closing price of the common stock on the date of the transaction. As payment for the shares, Mr. Mabie gave the Company an unsecured promissory note in the amount of $127,500. The note is due January 3, 2008 and accrues interest at 8% per year. As of June 30, 2004, the principal balance owed was $84,618.

Restricted Stock Issued To Gifford Mabie During 2003 and 2004
-------------------------------------------------------------
         On October 1, 2003 and March 31, 2004, the Company issued 4,000,000 shares and 2,000,000 shares, respectively, of its restricted common stock to Gifford Mabie. The Company valued the restricted stock issuances at $80,000 and $40,000, respectively.


             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

         Except as set forth below, the Company knows of no single person or group that is the beneficial owner of more than 5% of the Company's common stock. The following table also shows the amount of common stock of the Company beneficially owned (unless otherwise indicated) by the Company's sole officer and director. Except as otherwise indicated, all information is as of September 15, 2004 and ownership consists of sole voting and investment power.



                                                                            Beneficial         Percentage of
                                                     Relationship to         Ownership          Outstanding
                   Name and Address                      Company         Common Stock (1)    Common Stock (2)
      ------------------------------------------- ---------------------- ------------------ --------------------
      Gifford M. Mabie........................    Sole Officer and           6,300,000 (3)          8.5%
      9202 South Toledo Avenue                    Director
      Tulsa, OK  74137

      Sole Officer and Director,
      Employees and Beneficial Owners
      as a Group (1 person)..........................................        6,300,000              8.5%


     (1) Includes shares of common stock to be issued upon the exercise of options that are currently exercisable or will become exercisable within 60 days of March 31, 2004.

     (2) percentage of outstanding common stock was based on 74,072,279 shares issued and outstanding as of September 15, 2004, plus the shares which the shareholder has the right to acquire within 60 days of September 15, 2004.

     (3)  Includes   options  to  purchase   300,000   shares  of  common  stock
          exercisable at $0.50 per share. On or before January 20, 2008.

                                 PROPOSAL NO. 2

              AUTHORIZATION TO AMEND THE ARTICLES OF INCORPORATION
               TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES

         The Board of Directors has approved and recommends that the shareholders approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 250,000,000.

         The Company requires significant addition funding to continue to develop, to obtain approvals for and to commercialize its retractable safety needle devices. The Company cannot continue to operate without immediate additional funding. Because the Company does not currently generate any cash from operations and has no credit facilities in place or available, the only means of funding its development, approval and commercialization efforts is through the sale of its common stock.


         As of September 15, 2004, the Company had 74,072,279 shares of its common stock issued and outstanding. If all currently outstanding stock options and warrants were exercised, the total number of outstanding shares would be 88,409,279. The Company currently only has 75,000,000 shares of common stock authorized. The additional 175,000,000 authorized shares would have the same rights and privileges as the common stock presently outstanding. Holders of common stock have no preemptive rights to subscribe for any additional common stock of the Company.

         If all currently outstanding warrants and options were exercised, the Company could receive up to $4,444,470. At this time, however, the Company believes that the likelihood of such options and warrants being exercised is remote given that all of the options and warrants have exercise prices that are significantly greater than the current market price of the Company's common stock. The weighted average exercise price of the 6,730,000 options and 7,607,000 warrants outstanding is $0.27 per share. The exercise prices of the outstanding options and warrants range from $0.05 per share to $0.50 per share.

         Maxxon plans to use approximately 60,000,000 of the additional authorized shares of common stock to fund the $1.4 million Manufacturing Agreement with Globe Medical Tech, Inc. The actual number of shares of common stock issued is dependent primarily upon factors such as the market price of Maxxon's common stock (which as of September 15, 2004 was approximately $0.035 per share), liquidity and market risk to prospective investors, which have not yet been identified. The number of shares actually issued could be more or less than the 60,000,000 shares presently expected. There is no assurance, however, that the Company will be able to raise any capital either through the issuance of its common stock or by any other means. The Manufacturing Agreement with Globe, which contemplates the manufacturing of up to 10,000,000 of Maxxon's 3cc. safety syringes, is subject to Maxxon raising the $1.4 million to fund the project, of which $700,000 will be due when and if the project begins.

         Meanwhile, Globe is in the process of making one set of molds from which up to 1,500 of Maxxon's 3cc safety syringes are expected to be produced. Globe plans to use syringes from this limited production run for testing, for mold design verification, and for inclusion with applications for regulatory approvals in the U.S. and in selected Latin American countries. Proceeds from sales of Maxxon common stock were used to fund the approximately $100,000 in design and production costs related to this limited production project. Globe expects that the first syringes from this limited production project will be available during the fourth quarter of 2004.

         Maxxon's activities related to commercializing its 3cc safety syringe are subject to numerous risks and uncertainties, and it will take a significant amount of time, if not years, before Maxxon is able to sell its safety syringe. As discussed above, Globe has begun making one set of molds and anticipates making up to 1,500 of Maxxon's safety syringes initially, however, the Manufacturing Agreement, which contemplates large scale production (up to 10,000,000 safety syringes) is subject to additional funding, which Maxxon may not be able to raise on acceptable terms or at all. In addition, Globe may encounter unexpected engineering issues related to producing the safety syringe which may delay or even prevent large-scale production. Maxxon's 3cc. safety syringe will require regulatory approval by the FDA before it can be sold in the United States, and similar regulatory approvals will be required before it can be sold in other countries. Although Maxxon has a Marketing and Distribution Agreement with Globe for selected countries in Latin and South America, Maxxon will need to establish other similar collaborative arrangements for the marketing and distribution of its safety syringe in the U.S. and in other countries. Maxxon may not be successful in obtaining the necessary regulatory approvals or in establishing the arrangements necessary to market and distribute its safety syringe. The aforementioned commercialization activities will require a significant amount of time, possibly years, to complete and Maxxon may not be successful in raising sufficient capital to commence, continue or complete such activities. While Maxxon believes that equity offerings are a viable option to raise capital, there is no assurance that Maxxon will commence any type of equity offering, or that such an offering, if commenced, will be successful or on terms that are favorable to Maxxon.

         In addition to funding, the Board believes that it is desirable to have additional authorized shares of common stock available for future issuances for acquisitions of new products or businesses, for employee benefit programs and for other general corporate purposes. The Company plans to continue its practice of issuing shares of its common stock to employees and consultants for services. The amount of such issuances is presently unknown but is partly dependent upon the market price of Maxxon's common stock. The number of shares issued to employees and consultants for services has increased over time as the market price of Maxxon's common stock has decreased. For the years ended 2001, 2002 and 2003, respectively, Maxxon issued no shares, 500,000 shares, and 11,000,000 shares for services. Since January 1, 2004, the Company has issued 21,500,000 shares for services and 6,512,000 shares pursuant to the exercise of stock options and warrants. A detailed discussion of Maxxon's equity issuances over the past three years can be found in Maxxon's Notes to Financial Statements.

         Other than funding for the Manufacturing Agreement, for general corporate purposes and to pay employees and consultants for services, Maxxon presently has no other plans for the additional shares of authorized common stock. Because the proposed amendment would allow the Company to issue a significant number of shares of Common Stock in connection with future transactions, it is possible that a change in control of the Company could occur. However, no such transactions are contemplated at this time.

         The proposed amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures. However, the Company's ability to issue an additional 175,000,000 shares may allow any attempted takeover to be defeated. Maxxon's articles of incorporation and bylaws contain no existing provisions regarding anti-takeover effects and that Maxxon is not aware of any agreements which have material anti-takeover effects.

         There is a strong likelihood that these additional shares of authorized common stock will dilute the existing shareholders. If the amendment is approved, the additional authorized common shares would be available for issuance without further action by the shareholders, unless such action is required by applicable law or any stock exchange or other quotation system through which Maxxon's securities may be listed or quoted in the future. Such shares may be issued for such consideration, cash or otherwise, at such times and in such amounts, as the board of directors in its discretion may determine without further action by the shareholders, subject to compliance with applicable laws and regulations.

         The Board recommends a vote FOR Proposal No. 2.

                                 PROPOSAL NO. 3

               APPROVAL OF THE COMPANY'S 2004 STOCK INCENTIVE PLAN

         The Board has approved, subject to stockholder approval, the adoption of the Company's 2004 Stock Incentive Plan (the "Plan") for which 25,000,000 shares of Maxxon common stock would be reserved, if the increase in the number of authorized common shares as outlined in Item 2 is approved.
The Plan replaces the Company's previous Stock Option Plan

         The Board of Directors of the Company believes that the availability of stock options and other stock incentives is an important factor in the Company's ability to attract and retain qualified employees and to provide an incentive for them to exert their best efforts on behalf of the Company. In addition, in light of the limited amount of working capital available to it, the Company has, and may periodically continue to, use stock options and other incentive awards to compensate consultants that provide services to the Company.

Description of the 2004 Stock Incentive Plan

         A brief description of the material features of the Plan is set forth below, but is qualified by reference to the full text of the Plan, which is attached as Appendix A to this Proxy Statement.

Purpose of the Plan

         The purpose of the Plan is to enable the Company to attract and retain the services of (1) selected employees, officers and directors and (2) selected non-employee agents, consultants, advisers and independent contractors. For purposes of the Plan, a person is considered to be employed by the Company or in the Company's service if the person is employed by the Company or in the service of the Company or any parent or subsidiary of the Company.

Administration

         The Company's Board of Directors administers the Plan. Subject to the provisions of the Plan, the Board of Directors may adopt and amend rules and regulations relating to the administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares not imposed by law and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan.

         The Board of Directors may delegate to a committee of the Board of Directors or specified officers of the Company, or both, any or all authority for administration of the Plan except that only the Board of Directors may amend or terminate the Plan. The Board of Directors may delegate to any officer or officers of the Company authority to grant awards under the Plan, subject to any restrictions the Board of Directors may impose.

         The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors is final and conclusive. The Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it deems expedient to carry the Plan into effect, and the Board of Directors shall be the sole and final judge of such expediency.

Eligibility and types of awards under the Plan

         Grants under the Plan may be awarded to select directors, officers, employees, non-employee agents, consultants, advisers, and independent contractors of the Company or any parent or subsidiary of the Company. The Plan permits the Board of Directors to grant Incentive Stock Options, Nonqualified Stock Options, stock bonus awards and to sell shares subject to any terms, conditions and restrictions they determine.

Shares Reserved for Issuance Under the Plan

         The Board of Directors has reserved a total of 25,000,000 shares of the Company's common stock for issuance under the Plan. The number and kind of shares available for grants under the Plan and all other share amounts set forth in the Plan shall be appropriately adjusted by the Board of Directors if the outstanding common stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares, dividend payable in shares, recapitalization or reclassification. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or unexercised portions thereof, shall be exercisable so that the optionee's proportionate interest before and after the occurrence of the event is maintained. Any such adjustments by the Board of Directors shall be conclusive.

         If an option granted under the Plan expires, terminates or is canceled, any unissued shares become available under the Plan. If shares awarded as a bonus or sold as restricted stock are forfeited to the Company or repurchased by the Company, the shares forfeited or repurchased shall again become available for issuance under the Plan.

Amendment and Termination of the Plan

         The Board of Directors may amend the Plan at any time. Except as specified in the Plan with respect to treatment of options in case of a merger or reorganization and changes in outstanding options in connection with changes in capital structure, no change in an option already granted may be made without the consent of the holder of the option.

         The Plan will continue until all shares available for issuances under the Plan have been issued and all restrictions on such shares have lapsed or when earlier terminated by the Board of Directors. The Board of Directors may suspend or terminate the Plan at any time. Early termination of the Plan shall not affect any outstanding options or shares subject to restrictions, any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

Stock Options

         With respect to each grant, the Board of Directors determines the persons to whom options are granted, the option price, the number of shares subject to each option, the period of each option and the time or times at which the options may be exercised and whether the option is an Incentive Stock Option or a Nonqualified Stock Option. At the time of grant of an option or at any time thereafter, the Board of Directors may provide that an optionee who exercised an option with Common Stock of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of the new options.

         Only employees are eligible to receive Incentive Stock Options. The aggregate amount of shares for which Incentive Stock Options may become exercisable under the Plan and other stock incentive plans of the Company for the first time in any calendar year for an optionee may not exceed $100,000 measured on the fair market value of the stock on the date of grant. If the aggregate fair market value exceeds $100,000 in any year, that portion of the option or options that do not exceed $100,000, to the extent of whole shares, shall be treated as an Incentive Stock Option and the remaining portion shall be treated as a Nonqualified Stock Option. This treatment will be applied to multiple options in the order in which they were granted. The Company will treat an exercise of all or any portion of an Incentive Stock

Option below the $100,000 limitation as an Incentive Stock Option to the full extent permitted under the $100,000 limitation unless the optionee designates the option otherwise. The Board of Directors may at any time without the consent of the optionee convert an Incentive Stock Option into a Nonqualified Stock Option.

         Option Price. The Board of Directors shall determine the exercise price per share for an option at the time it is granted subject to certain restrictions. If the option is an Incentive Stock Option, the option price cannot be less than the fair market value of the common stock on the date of grant. If an optionee of an Incentive Stock Option at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the option price may not be less than 110% of the fair market value of the common stock on the date of grant. For this purpose, fair market value shall be the closing price of the common stock last reported before the time the option is granted, if the stock is publicly traded, or any other value of the common stock as specified by the Board of Directors.

         Non-transferability. Incentive Stock Options and, unless otherwise determined by the Board of Directors, Nonqualified Stock Options under the Plan shall not be assignable or transferable by an optionee, either voluntarily or by operation of law, other than by the optionee's will or the laws of descent or distribution of the state or country of domicile at the time of death of an optionee. During an optionee's lifetime, an option may be exercised only by the optionee.

         Duration and Exercise of Options. Options may be exercised in amounts and at times determined by the Board of Directors. Unless otherwise determined by the Board of Directors, if the optionee does not exercise an option in any one year for the full number of shares to which the optionee is entitled in that year, the optionee may purchase those shares in any subsequent year during the term of the option.

         Incentive Stock Options granted under the Plan expire on the date fixed by the Board of Directors subject to two restrictions:

                  (i) no Incentive Stock Option may be exercised after the expiration of 10 years from the date it is granted, and

                  (ii) if the recipient of an Incentive Stock Option owns stock possessing more than 10 percent of the combined voting power of all classes of our stock at the time of grant, the expiration date of the option may not be more than five years after the date of grant.

         If an optionee sells or otherwise disposes of the shares of common stock acquired on exercise of an Incentive Stock Option within two years after it is granted or within 12 months after it is exercised, then, within 30 days of the sale or disposition, the optionee shall notify the Company in writing of (i) the date of the sale or disposition, (ii) the amount realized on the sale or disposition and (iii) the nature of the sale or disposition.

         Except as described under "Termination of Employment or Service, Death and Assignment" below or as determined by the Board of Directors, an option may not be exercised unless the optionee is an employee of, or is providing service to, the Company when exercised and has been continuously so employed or providing service since the date the option was granted. Absence on leave approved by the Company or on account of illness or disability shall not be deemed a termination or interruption of employment or service for this purpose. Unless otherwise determined by the Board of Directors, vesting of options shall continue during a medical, family or military leave of absence, whether paid or unpaid, and vesting of options shall be suspended during any other unpaid leave of absence.

         To exercise an option, the optionee must pay of the full purchase price for the shares purchased, and submit a written notice to us of the optionee's binding commitment to purchase shares. The notice must specify the number of shares of common stock for which the optionee wishes to exercise the option and the date on which the optionee desires to complete the transaction.

         The full purchase price must be paid in cash or by check on or before the date specified for completion of the purchase of the shares unless the Board of Directors determines otherwise. Additionally, with the approval of the Board of Directors, an optionee may pay for all or some of the shares with shares of our common stock valued at fair market value, restricted stock, other contingent awards denominated in either stock or cash, promissory notes and other forms of consideration. Unless otherwise determined by the Board of Directors, common stock provided in payment must have been previously acquired by the optionee and held by the optionee for at least six months. For purposes of valuing the common stock provided in payment of the purchase price, the fair market value shall be the closing price of the common stock last reported before the time payment in common stock is made or, if earlier, committed to be made if the common stock is publicly traded, or, if not, another value of the common stock as specified by the Board of Directors. No shares shall be issued until full payment has been made, including all amounts owed for tax withholding. With the consent of the Board of Directors, an optionee may request the Company to apply the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option automatically. The optionee must comply with any requirements specified by the Board of Directors for satisfaction of applicable federal, state and local tax withholding requirements, as well as any applicable federal or state securities laws.

Termination of Employment or Service, Death and Assignment.

         Unless otherwise determined by the Board of Directors, if an optionee ceases to be employed by or to provide service to the Company for any reason other than death, total disability or bona fide early retirement, as defined in the Plan, the optionee may exercise any option that he or she holds at the date that employment terminates at any time before the expiration date of the option or 3 months (6 months for a Nonqualified Stock Option) following the termination date of the optionee, whichever is earlier, but only if and to the extent the option was exercisable as of the termination date. Any portion of an option not exercisable at the date of termination will lapse.

         Unless otherwise determined by our Board of Directors, if the optionee's employment or service terminates because of total disability, the optionee may exercise any option held on the termination date at any time before the earlier of the option's expiration date or 3 months (6 months for a Nonqualified Stock Option) after the date of termination, but only to the extent the option was exercisable on the date of termination. The term "total disability" means a medically determinable mental or physical impairment of the optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which, in the opinion of the Board of Directors and the opinion of two independent physicians, causes the optionee to be unable to perform his or her duties as an employee, director, officer or consultant of the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the two independent physicians have furnished their written opinion of total disability to the Company and the Board of Directors has reached an opinion of total disability.

         Unless otherwise determined by the Board of Directors, if an optionee dies while in the Company's employment or providing services to the Company, any option may be exercised at any time before the expiration date of the option or before the date that is 12 months after the date of death, whichever is the shorter period. The option may be exercised, however, only if and to the extent the optionee was entitled to exercise the option at the date of death and only by the person or persons to whom the optionee's rights under the option pass by the optionee's will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death.

         To the extent that the option of any deceased optionee or any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to the option shall cease and terminate.

Stock Bonuses

      The Board of Directors may award shares under the Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded. The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares awarded shall bear any legends required by the Board of Directors.

         The Company may require any recipient of a stock bonus to pay to the Company in cash or by check upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable to the recipient, including salary, subject to applicable law. With consent of the Board of Directors, a recipient may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of common stock of the Company. However, the number of shares so withheld or delivered cannot exceed the minimum amount necessary to satisfy the required withholding obligations.

Restricted Stock

         Subject to any restrictions imposed by applicable law and the Plan, the Board of Directors may issue shares of "restricted stock" under the Plan for any consideration (including promissory notes and services) determined by the Board of Directors. Shares of restricted stock issued under the Plan shall be subject to the terms, conditions and restrictions of the Plan and any other terms, conditions and restrictions determined by the Board of Directors. The restrictions may include, subject to any limitations imposed by applicable law, without limitation, restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued.

         The purchase price for any shares of restricted stock issued to any person possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary must be at least 100% of the fair market value of the common stock of the Company on the date the purchase agreement is signed.

         All shares of restricted stock must be subject to a purchase agreement, which must be executed by the Company and the prospective purchaser of the shares of restricted stock before the delivery of certificates representing the shares to the purchaser. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares shall bear any legends required by the Board of Directors.

         The rights of any purchaser of shares of restricted stock are nonassignable and nontransferable, either voluntarily or by operation of law, except by will, by the laws of descent and distribution of the state or country of such person's at the time of death.

         The Company may require any recipient of restricted stock to pay to the Company in cash or by check upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company, its parent or a subsidiary may withhold that amount from other amounts payable to the recipient, including salary, subject to applicable law. With consent of the Board of Directors, a recipient may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of common stock of the Company. However, the number of shares so withheld or delivered cannot exceed the minimum amount necessary to satisfy the required withholding obligation.

Performance-based Awards

         Under the Plan, the Board of Directors may grant performance-based awards. These awards are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and regulations thereunder ("Performance-based Awards"). Performance-based Awards shall be denominated at the time of grant either in common stock of the Company or in dollar amounts. Performance-based Awards may be granted in whole or in part if the Company achieves written objective goals established by the Board of Directors over a designated period of time. Payment of an award earned may be in cash or stock or both as determined by the Board of Directors. In addition to the requirement that participants satisfy certain performance goals, the Board of Directors may impose additional restrictions to payment under a Performance-based Award.

Tax Consequences

         The following is a general discussion of certain federal income tax considerations concerning Incentive Stock Options and Nonqualified Stock Options. The discussion does not describe any tax consequences of stock bonuses, stock appreciation rights, restricted stock or cash bonus rights, nor does the discussion describe any tax consequences under the tax laws of any state, locality or foreign jurisdiction. Furthermore, the discussion is based on the provisions of the Code and regulations, and rulings and judicial decisions thereunder, as of the date hereof, and such authorities may be repealed or modified retroactively so as to result in federal income tax consequences different from those discussed below. The discussion below does not discuss all federal income tax consequences that may be relevant to a particular optionee, and is not intended as tax advice. Each optionee is urged to consult his or her individual tax adviser.

         Incentive Stock Options. Certain options authorized to be granted under the Plan are intended to qualify as Incentive Stock Options for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or upon a proper exercise of the Incentive Stock Option, although such exercise may produce alternative minimum tax liability for the optionee. If an employee exercises an Incentive Stock Option and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset. Ordinarily, if an employee disposes of shares acquired upon exercise of an Incentive Stock Option before the expiration of either the one-year holding period or the two-year waiting period, the amount by which the fair market value of the shares on the exercise date exceeds the exercise price will be taxable as ordinary compensation income in the year of such disqualifying disposition; however, on certain sales or exchanges the amount that is taxable as ordinary compensation is limited to the amount by which the amount realized on the disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an Incentive Stock Option. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

         Nonqualified Stock Options. Certain options authorized to be granted under the Plan will be treated as Nonqualified Stock Options for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of a Nonqualified Stock Option pursuant to the Plan until the option is exercised. At the time of exercise of a Nonqualified Stock Option, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. The Company is required to withhold on the income amount. Upon the sale of shares acquired upon exercise of a Nonqualified Stock Option, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

         An employee who receives stock in connection with the performance of services will generally realize taxable income at the time of receipt unless the shares are not substantially vested for purposes of Section 83 of the Code and the employee elects within 30 days after the original transfer to recognize income in connection with the original transfer under Section 83(b) of the Code. If the shares are not vested at the time of receipt, the employee will realize taxable income in each year in which a portion of the shares substantially vest, unless the employee a Section 83(b) election is made. The Company generally will be entitled to a tax deduction equal to the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares. The Company is required to withhold on the income amount.

         Stock Bonuses. A stock bonus will generally result in compensation income for the recipient equal to the fair market value of the stock granted on the date it is granted. When the recipient sells the stock obtained as a stock bonus, the recipient will recognize capital gain or loss in an amount equal to the amount realized upon the sale less the recipient's basis. The recipient's basis will be any income previously recognized with respect to the stock.

         Restricted Stock. No income is recognized by a recipient of restricted stock upon the grant of the stock, unless the recipient elects within 30 days (pursuant to section 83(b) of the Code) to recognize income at the time the recipient receives the stock. If the recipient makes the section 83(b) election, the recipient may not deduct amounts subsequently returned to the Company. If the recipient does not make the section 83(b) election, the recipient will generally recognize ordinary income and be subject to reporting and withholding requirements when the restrictions on the stock are removed. The income recognized by the recipient will be the fair market value of the restricted stock on the date the restrictions are removed less any amount paid for the shares. When the recipient sells the restricted stock, the recipient will recognize capital gain or loss in an amount equal to the amount realized upon the sale less the recipient's basis. The recipient's basis will be what the recipient paid for the restricted stock plus any income previously recognized.

         Performance-based Awards. No income is recognized by a recipient of a performance-based award upon the grant of the award. The recipient will generally recognize ordinary income and be subject to reporting and withholding requirements when the performance criteria established in the award are achieved. If payment of the award is in cash, the income recognized will be the amount of cash receivable by the recipient on the date the performance criteria is achieved less any amount paid for the shares. If payment of the award is in the form of stock, the income recognized will be the fair market value of the stock on the date the performance criteria are achieved less any amount paid for the shares. If payment of the award is in the form of stock, when the recipient sells the stock, the recipient will recognize capital gain or loss in an amount equal to the amount realized upon the sale less the recipient's basis in the stock. The recipient's basis will be what the recipient paid for the restricted stock plus any income previously recognized.

Non-Transferability of Options

         Each stock option granted under the Plan by its terms shall be nonassignable and nontransferable by an optionee, either voluntarily or by operation of law, other than by will or the laws of descent or distribution upon the death of an optionee, by instrument to an intervivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the person establishing the trust or by gift to immediate family. An option may be exercised only by an optionee or, after death, by a successor or representative of an optionee.

Conditions to Issuance of Stock

         The Company is under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended (the "Securities Act") of any shares of common stock to be issued under the Plan or to effect similar compliance under any state laws. The Company is not obligated to cause to be issued or delivered any certificates evidencing shares of common stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws and regulations of any governmental authority and the requirements of any securities exchange on which shares of common stock are traded. The Company may require, as a condition of the issuance and delivery of certificates evidencing shares of common stock pursuant to the Plan, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends as the Company, in its sole discretion, deems necessary or desirable.

         The Board recommends a vote FOR Proposal No. 3.


                                 PROPOSAL NO. 4

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

         The Company has appointed Sutton Robinson Freeman & Co., P.C. ("Sutton Robinson Freeman") as its independent accountants to audit the financial statements of the Company for the year ending December 31, 2004. Sutton Robinson Freeman has served as the Company's independent accountants since 1997. Services provided to the Company by Sutton Robinson Freeman in fiscal 2003 included the examination of the Company's financial statements, reviews of quarterly reports, services related to filings with the Securities and Exchange Commission, and various tax services.

Audit Fees

         Audit Fees consist of assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, and consultations regarding the application of GAAP to proposed transactions. The aggregate Audit Fees billed by Sutton Robinson Freeman for the fiscal years ended December 31, 2003 and 2002 were $6,849 and $9,516 respectively.

Tax Fees

         Tax Fees consist of the aggregate fees billed for professional services rendered by Sutton Robinson Freeman for tax compliance, tax advice, and tax planning. These services include preparation for federal and state income tax returns. The aggregate Tax Fees billed for the fiscal years ended December 31, 2003 and 2002 were $903 and $1,810, respectively.

All Other Fees

         All Other Fees consists of fees related to review of our Form S-8 registration statement in 2003. All other fees may also include fees for services which would not impair the independence of the auditor which support our evaluation of the effectiveness of our internal controls and enhance the auditor's understanding of our system and controls not included in Audit Related Fees. The aggregate All Other Fees billed for the fiscal years ended December 31, 2003 and 2002 were $515 and $-0-, respectively.

Audit Committee

         The Company's Board functions as its audit committee. It is the policy of the Company for all work performed by our principal accountant to be approved in advance by the Board. All of the services described above were approved in advance by the Board.

         Representatives of Sutton Robinson Freeman are expected to attend the Annual Shareholders Meeting. They have been afforded an opportunity to make a statement if they desire to do so. Representatives of the firm will be available to respond to appropriate questions.

         The Board recommends a vote FOR Proposal No. 4.


                                 OTHER BUSINESS

         As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Meeting other than the item referred to above. If any other matter is properly brought before the Meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                          ANNUAL REPORT ON FORM 10-KSB

         Included with this proxy statement is a copy of the Company's annual report for the year ended December 31, 2003. This annual report is comprised of the Company's Form 10-KSB, filed with the Securities and Exchange Commission on March 30, 2004. Exhibits included in the Company's Form 10-KSB were excluded from the annual report. The Form 10-KSB in its entirety is available online at www.sec.gov or at www.FreeEdgar.com. Any shareholder who wishes to receive a copy of the Form 10-KSB or Exhibits may do so free of charge upon written request sent to the Company.


                SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

         Shareholders interested in submitting a proposal for inclusion in the proxy materials for the next annual meeting of shareholders may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by us no later than October 31, 2004.

                                  FORM OF PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               MAXXON, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS

         The undersigned hereby constitutes and appoints Gifford Mabie and Rhonda Vincent, and each of them, the true and lawful attorneys, agents, and proxies of the undersigned, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on this Form of Proxy, all of the shares of Common Stock of Maxxon, Inc. held of record on ________________ by the undersigned at the Annual Meeting of Shareholders to be held on __________, 2004 or any adjournment thereof.

1.   To elect Gifford Mabie as director to serve
     until the next annual meeting of shareholders...     [    ] FOR     [    ] WITHHOLD AUTHORITY

2.   To approve an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of common stock from
     75,000,000 to 250,000,000.......................     [    ] FOR     [    ] AGAINST      [    ] ABSTAIN

3.   To adopt the Company's 2004 Stock Incentive Plan and to reserve 25,000,000 shares of common
     stock for grant thereunder......................     [    ] FOR     [    ] AGAINST      [    ] ABSTAIN

4.   To ratify the selection of Sutton Robinson Freeman & Co., P.C. as independent accountants
     for the fiscal year ending December 31, 2004....     [    ] FOR     [    ] AGAINST      [    ] ABSTAIN

5.   In their discretion, the proxies are authorized to vote upon such other business as may
     properly come before the Meeting................     [    ] FOR     [    ] AGAINST      [    ] ABSTAIN

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholders. If no direction is made, this proxy will be voted FOR Proposals 1 through 5.

                                         DATED: _______________________, 2004

                                         -----------------------------------
                                         (Signature)

                                         -----------------------------------
                                         (Signature if jointly held)

         NOTE: Please sign exactly as your name appears on your Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name and give the title of signing officer.

              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY
                    USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

            If you plan to attend the Meeting, please check here [ ]

         This proxy may be revoked at any time prior to the Meeting by executing a new proxy or by notifying the Company in writing at Maxxon, Inc., 9202 South Toledo Avenue, Tulsa, OK 74137.

                                   APPENDIX A

                     MAXXON, INC. 2004 STOCK INCENTIVE PLAN

         1. Purpose. The purpose of this Maxxon, Inc. 2004 Stock Incentive Plan (the "Plan") is to enable Maxxon, Inc. (the "Company") to attract and retain the services of (i) selected employees, officers and directors of the Company or any parent or subsidiary of the Company and (ii) selected nonemployee agents, consultants, advisers and independent contractors of the Company or any parent or subsidiary of the Company. For purposes of this Plan, a person is considered to be employed by or in the service of the Company if the person is employed by or in the service of any entity (the "Employer") that is either the Company or a parent or subsidiary of the Company.

         2. Shares Subject to the Plan. Subject to adjustment as provided below and in Section 10, the shares to be offered under the Plan shall consist of Common Stock of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall be 25,000,000 shares. If an option or Performance-Based Award granted under the Plan expires, terminates or is canceled, the unissued shares subject to that option or Performance-Based Award shall again be available under the Plan. If shares awarded as a bonus pursuant to Section 7 or sold pursuant to Section 8 under the Plan are forfeited to or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.

         3.      Effective Date and Duration of Plan.

         3.1. Effective Date. The Plan shall become effective as of April 8, 2004. No Incentive Stock Option (as defined in Section 5 below) granted under the Plan shall become exercisable and no payments shall be made under a Performance-Based Award, however, until the Plan is approved by the shareholders. The exercise of any Incentive Stock Options granted under the Plan before approval shall be conditioned on and subject to that approval. Subject to this limitation, options and Performance-Based Awards may be granted and shares may be awarded as bonuses or sold under the Plan at any time after the effective date and before termination of the Plan.

         3.2. Duration. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on the shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time except with respect to options, Performance-Based Awards and shares subject to restrictions then outstanding under the Plan. Termination shall not affect any outstanding options, any outstanding Performance-Based Awards or any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

         4.      Administration.

         4.1. Board of Directors. The Plan shall be administered by the Board of Directors of the Company, which shall determine and designate the individuals to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board of Directors may adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it deems expedient to carry the Plan into effect, and the Board of Directors shall be the sole and final judge of such expediency.

         4.2. Committee. The Board of Directors may delegate to any committee of the Board of Directors (the "Committee") any or all authority for administration of the Plan. If authority is delegated to the Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee, except
(i) as otherwise provided by the Board of Directors and (ii) that only the Board of Directors may amend or terminate the Plan as provided in Sections 3 and 11.

         5. Types of Awards, Eligibility, Limitations. The Board of Directors may, from time to time, take the following actions, separately or in combination, under the Plan: (i) grant Incentive Stock Options, as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as provided in Sections 6.1 and 6.2; (ii) grant options other than Incentive Stock Options ("Nonqualified Stock Options") as provided in Sections 6.1 and 6.3;
(iii) award stock bonuses as provided in Section 7; (iv) sell shares subject to restrictions as provided in Section 8; and (v) award Performance-Based Awards as provided in Section 9. Awards may be made to employees, including employees who are officers or directors, and to other individuals described in Section 1 selected by the Board of Directors; provided, however, that only employees of the Company or any parent or subsidiary of the Company (as defined in sub-Sections 424(e) and 424(f) of the Code) are eligible to receive Incentive Stock Options under the Plan. The Board of Directors shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made. At the discretion of the Board of Directors, an individual may be given an election to surrender an award in exchange for the grant of a new award.

         6.      Option Grants.

         6.1.   General Rules Relating to Options.

                  6.1-1. Terms of Grant. The Board of Directors may grant options under the Plan. With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the exercise price, the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Nonqualified Stock Option. At the time of the grant of an option or at any time thereafter, the Board of Directors may provide that an optionee who exercised an option with Common Stock of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

                  6.1-2. Exercise of Options. Except as provided in Section 6.1-4 or as determined by the Board of Directors, no option granted under the Plan may be exercised unless at the time of exercise the optionee is employed by or in the service of the Company and shall have been so employed or provided such service continuously since the date the option was granted. Except as provided in Sections 6.1-4 and 10, options granted under the Plan may be exercised from time to time over the period stated in each option in amounts and at times prescribed by the Board of Directors, provided that options may not be exercised for fractional shares. Unless otherwise determined by the Board of Directors, if an optionee does not exercise an option in any one year for the full number of shares to which the optionee is entitled in that year, the optionee's rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option.

                  6.1-3. Nontransferability. Each Incentive Stock Option and, unless otherwise determined by the Board of Directors, each other option granted under the Plan by its terms (i) shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death, and (ii) during the optionee's lifetime, shall be exercisable only by the optionee.

                  6.1-4.    Termination of Employment or Service.

                           6.1-4(a). General Rule. Unless otherwise determined
                  by the Board of Directors, if an optionee's employment or service with the Company terminates for any reason other than because of total disability or death as provided in Sections 6.1-4(b) and (c), his or her option may be exercised at any time before the expiration date of the option or the expiration of 30 days after the date of termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of termination.

                           6.1-4(b).  Termination Because of Total Disability.
                  Unless otherwise determined by the Board of Directors, if an optionee's employment or service with the Company terminates because of total disability, his or her option may be exercised at any time before the expiration date of the option or before the date 12 months after the date of termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of termination. The term "total disability" means a medically determinable mental or physical impairment that is expected to result in death or has lasted or is expected to last for a continuous period of 12 months or more and that, in the opinion of the Company and two independent physicians, causes the optionee to be unable to perform his or her duties as an employee, director, officer or consultant of the Employer and unable to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the two independent physicians have furnished their written opinion of total disability to the Company and the Company has reached an opinion of total disability.

                           6.1-4(c). Termination Because of Death. Unless
                  otherwise determined by the Board of Directors, if an optionee dies while employed by or providing service to the Company, his or her option may be exercised at any time before the expiration date of the option or before the date 12 months after the date of death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of death and only by the person or persons to whom the optionee's rights under the option shall pass by the optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

                           6.1-4(d). Amendment of Exercise Period Applicable to
                  Termination. The Board of Directors may at any time extend the 30-day and 12-month exercise periods any length of time not longer than the original expiration date of the option. The Board of Directors may at any time increase the portion of an option that is exercisable, subject to terms and conditions determined by the Board of Directors.

                           6.1-4(e). Failure to Exercise Option. To the extent
                  that the option of any deceased optionee or any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to the option shall cease and terminate.

                           6.1-4(f). Leave of Absence. Absence on leave approved
                  by the Employer or on account of illness or disability shall not be deemed a termination or interruption of employment or service. Unless otherwise determined by the Board of Directors, vesting of options shall continue during a medical, family or military leave of absence, whether paid or unpaid, and vesting of options shall be suspended during any other unpaid leave of absence.

                  6.1-5.    Purchase of Shares.

                           6.1-5(a). Notice of Exercise. Unless the Board of
                  Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon the Company's receipt of written notice from the optionee of the optionee's binding commitment to purchase shares, specifying the number of shares the optionee desires to purchase under the option and the date on which the optionee agrees to complete the transaction, and, if required to comply with the Securities Act of 1933, containing a representation that it is the optionee's intention to acquire the shares for investment and not with a view to distribution.

                           6.1-5(b). Payment. Unless the Board of Directors
                  determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option exercise, the optionee must pay the Company the full purchase price of those shares in cash or by check or, with the consent of the Board of Directors, in whole or in part, in Common Stock of the Company valued at fair market value, restricted stock or other contingent awards denominated in either stock or cash, promissory notes and other forms of consideration, including services. Unless otherwise determined by the Board of Directors, any Common Stock provided in payment of the purchase price must have been previously acquired and held by the optionee for at least six months. The fair market value of Common Stock provided in payment of the purchase price shall be the closing price of the Common Stock last reported before the time payment in Common Stock is made or, if earlier, committed to be made, if the Common Stock is publicly traded, or another value of the Common Stock as specified by the Board of Directors. No shares shall be issued until full payment for the shares has been made, including all amounts owed for tax withholding. With the consent of the Board of Directors, an optionee may request the Company to apply automatically the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option.

                           6.1-5(c) . Tax Withholding. Each optionee who has
                  exercised an option shall, immediately upon notification of the amount due, if any, pay to the Company in cash or by check amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required (as a result of exercise of an option or as a result of disposition of shares acquired pursuant to exercise of an option) beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount, in cash or by check, to the Company on demand. If the optionee fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors, an optionee may satisfy this obligation, in whole or in part, by instructing the Company to withhold from the shares to be issued upon exercise or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligation.

                           6.1-5(d) . Reduction of Reserved Shares. Upon the
                  exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option (less the number of any shares surrendered in payment for the exercise price or withheld to satisfy withholding requirements).

         6.2. Incentive Stock Options. Incentive Stock Options shall be subject to the following additional terms and conditions:

                  6.2-1. Limitation on Amount of Grants. If the aggregate fair market value of stock (determined as of the date the option is granted) for which Incentive Stock Options granted under this Plan (and any other stock incentive plan of the Company or its parent or subsidiary corporations, as defined in subsections 424(e) and 424(f) of the Code) are exercisable for the first time by an employee during any calendar year exceeds $100,000, the portion of the option or options not exceeding $100,000, to the extent of whole shares, will be treated as an Incentive Stock Option and the remaining portion of the option or options will be treated as a Nonqualified Stock Option. The preceding sentence will be applied by taking options into account in the order in which they were granted. If, under the$100,000 limitation, a portion of an option is treated as an Incentive Stock Option and the remaining portion of the option is treated as a Nonqualified Stock Option, unless the optionee designates otherwise at the time of exercise, the optionee's exercise of all or a portion of the option will be treated as the exercise of the Incentive Stock Option portion of the option to the full extent permitted under the $100,000 limitation. If an optionee exercises an option that is treated as in part an Incentive Stock Option and in part a Nonqualified Stock Option, the Company will designate the portion of the stock acquired pursuant to the exercise of the Incentive Stock Option portion as Incentive Stock Option stock by issuing a separate certificate for that portion of the stock and identifying the certificate as Incentive Stock Option stock in its stock records.

                  6.2-2. Limitations on Grants to 10 percent Shareholders. An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (as defined in subsections 424(e) and 424(f) of the Code) only if the option price is at least 110 percent of the fair market value, as described in Section 6.2-4, of the Common Stock subject to the option on the date it is granted and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

                  6.2-3. Duration of Options. Subject to Sections 6.1-2, 6.1-4 and 6.2-2, Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that by its terms no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

                  6.2-4. Option Price. The option price per share shall be determined by the Board of Directors at the time of grant. Except as provided in Section 6.2-2, the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be the closing price of the Common Stock last reported before the time the option is granted, if the stock is publicly traded, or another value of the Common Stock as specified by the Board of Directors.

                  6.2-5. Limitation on Time of Grant. No Incentive Stock Option shall be granted on or after the tenth anniversary of the last action by the Board of Directors adopting the Plan or approving an increase in the number of shares available for issuance under the Plan, which action was subsequently approved within 12 months by the shareholders.

                  6.2-6. Early Dispositions. If within two years after an Incentive Stock Option is granted or within 12 months after an Incentive Stock Option is exercised, the optionee sells or otherwise disposes of Common Stock acquired on exercise of the Option, the optionee shall within 30 days of the sale or disposition notify the Company in writing of (i) the date of the sale or disposition, (ii) the amount realized on the sale or disposition and (iii) the nature of the disposition (e.g., sale, gift, etc.).

         6.3. Nonqualified Stock Options. Nonqualified Stock Options shall be subject to the following terms and conditions, in addition to those set forth in
Section 6.1 above:

                  6.3-1. Option Price. The option price for Nonqualified Stock Options shall be determined by the Board of Directors at the time of grant and may be any amount determined by the Board of Directors.

                  6.3-2. Duration of Options. Nonqualified Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors.

         7. Stock Bonuses. The Board of Directors may award shares under the Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with any other restrictions determined by the Board of Directors. The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares awarded shall bear any legends required by the Board of Directors. The Company may require any recipient of a stock bonus to pay to the Company in cash or by check upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the recipient, including salary, subject to applicable law. With the consent of the Board of Directors, a recipient may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligation. Upon the issuance of a stock bonus, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares withheld or delivered to satisfy withholding obligations.

         8. Restricted Stock. The Board of Directors may issue shares under the Plan for any consideration (including promissory notes and services) determined by the Board of Directors. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with any other restrictions determined by the Board of Directors. All Common Stock issued pursuant to this Section 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective purchaser of the shares before the delivery of certificates representing the shares to the purchaser. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares shall bear any legends required by the Board of Directors. The Company may require any purchaser of restricted stock to pay to the Company in cash or by check upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the purchaser, including salary, subject to applicable law. With the consent of the Board of Directors, a purchaser may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so withheld or delivered shall not exceed the minimum amount necessary to satisfy the required withholding obligation. Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares withheld or delivered to satisfy withholding obligations.

         9. Performance-Based Awards. The Board of Directors may grant awards intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder ("Performance-Based Awards"). Performance-Based Awards shall be denominated at the time of grant either in Common Stock ("Stock Performance Awards") or in dollar amounts ("Dollar Performance Awards"). Payment under a Stock Performance Award or a Dollar Performance Award shall be made, at the discretion of the Board of Directors, in Common Stock ("Performance Shares"), or in cash or in any combination thereof. Performance-Based Awards shall be subject to the following terms and conditions:

         9.1. Award Period. The Board of Directors shall determine the period of time for which a Performance-Based Award is made (the "Award Period").

         9.2. Performance Goals and Payment. The Board of Directors shall establish in writing objectives ("Performance Goals") that must be met by the Company or any subsidiary, division or other unit of the Company ("Business Unit") during the Award Period as a condition to payment being made under the Performance-Based Award. The Performance Goals for each award shall be one or more targeted levels of performance with respect to one or more of the following objective measures with respect to the Company or any Business Unit: earnings, earnings per share, stock price increase, total shareholder return (stock price increase plus dividends), return on equity, return on assets, return on capital, economic value added, revenues, operating income, inventories, inventory turns, cash flows or any of the foregoing before the effect of acquisitions, divestitures, accounting changes, and restructuring and special charges (determined according to criteria established by the Board of Directors). The Board of Directors shall also establish the number of Performance Shares or the amount of cash payment to be made under a Performance-Based Award if the Performance Goals are met or exceeded, including the fixing of a maximum payment. The Board of Directors may establish other restrictions to payment under a Performance-Based Award, such as a continued employment requirement, in addition to satisfaction of the Performance Goals. Some or all of the Performance Shares may be issued at the time of the award as restricted shares subject to forfeiture in whole or in part if Performance Goals or, if applicable, other restrictions are not satisfied.

         9.3. Computation of Payment. During or after an Award Period, the performance of the Company or Business Unit, as applicable, during the period shall be measured against the Performance Goals. If the Performance Goals are not met, no payment shall be made under a Performance-Based Award. If the Performance Goals are met or exceeded, the Board of Directors shall certify that fact in writing and certify the number of Performance Shares earned or the amount of cash payment to be made under the terms of the Performance-Based Award.

         9.4. Tax Withholding. Each participant who has received Performance Shares shall, upon notification of the amount due, pay to the Company in cash or by check amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company or the Employer may withhold that amount from other amounts payable to the participant, including salary, subject to applicable law. With the consent of the Board of Directors, a participant may satisfy this obligation, in whole or in part, by instructing the Company to withhold from any shares to be issued or by delivering to the Company other shares of Common Stock; provided, however, that the number of shares so delivered or withheld shall not exceed the minimum amount necessary to satisfy the required withholding obligation.

         9.5. Effect on Shares Available. The payment of a Performance-Based Award in cash shall not reduce the number of shares of Common Stock reserved for issuance under the Plan. The number of shares of Common Stock reserved for issuance under the Plan shall be reduced by the number of shares issued upon payment of an award, less the number of shares delivered or withheld to satisfy withholding obligations.

         10.   Changes in Capital Structure.

         10.1. Stock Splits, Stock Dividends. If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares, dividend payable in shares, recapitalization or reclassification, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available for grants under the Plan and in all other share amounts set forth in the Plan. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that the optionee's proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any such adjustments made by the Board of Directors shall be conclusive.

         10.2. Mergers, Reorganizations, Etc. In the event of a merger, consolidation, plan of exchange, acquisition of property or stock, split-up, split-off, spin-off, reorganization or liquidation to which the Company is a party or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company (each, a "Transaction"), the Board of Directors shall, in its sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding options under the Plan:

                  10.2-1.     Outstanding options shall remain in effect
         according to their terms.

                  10.2-2. Outstanding options shall be converted into options to purchase stock in one or more of the corporations, including the Company, that are the surviving or acquiring corporations in the Transaction. The amount, type of securities subject thereto and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation(s) to be held by holders of shares of the Company following the Transaction. Unless otherwise determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied.

                  10.2-3. The Board of Directors shall provide a period of 30 days or less before the completion of the Transaction during which outstanding options may be exercised to the extent then exercisable, and upon the expiration of that period, all unexercised options shall immediately terminate. The Board of Directors may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during that period.

         10.3. Dissolution of the Company. In the event of the dissolution of the Company, options shall be treated in accordance with Section 10.2-3.

         10.4. Rights Issued by Another Corporation. The Board of Directors may also grant options and stock bonuses and Performance-Based Awards and issue restricted stock under the Plan with terms, conditions and provisions that vary from those specified in the Plan, provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock bonuses, Performance-Based Awards and restricted stock granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a Transaction.

         11. Amendment of the Plan or Previous Awards. The Board of Directors may at any time modify or amend in any respect the Plan or any award already granted. Except as provided in

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Section 10, however, no change in an award already granted shall be made without the written consent of the holder of the award if the change would adversely affect the holder.

         12. Approvals. The Company's obligations under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company's shares may then be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate state or federal securities laws.

          13. Employment and Service Rights. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of an Employer or interfere in any way with the Employer's right to terminate the employee's employment at will at any time, for any reason, with or without cause, or to decrease the employee's compensation or benefits, or (ii) confer upon any person engaged by an Employer any right to be retained or employed by the Employer or to the continuation, extension, renewal or modification of any compensation, contract or arrangement with or by the Employer.

         14. Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any shares of Common Stock until the date the recipient becomes the holder of record of those shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs before the date the recipient becomes the holder of record.


Adopted: April 8, 2004


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